UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 9, 2001

                                TSRG Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

              33-24108D                                  87-045382
              ---------                                  ---------
     (Commission File Number)          (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)


                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
             (Former name or address, if changed since last report)

ITEM 5.           OTHER INFORMATION

         On January 24, 2001 the Corporation entered into a Stock Purchase Agreement with Prominent Management Limited ("Prominent"), a British Virgin Islands corporation, wherein the Corporation agreed to sell five million restricted shares of its $0.001 par value common stock to Prominent at a price equal to forty percent (40%) of the daily market quotation (1/8 discount of the bid) of the Corporation's shares on the NASDAQ Electronic Bulletin Board.

         Under the terms of the agreement, Prominent must purchase the shares on or before August 31, 2001.

         The specific terms of the transaction are set forth in the Agreement, a copy of which is attached hereto as Exhibit "A", and by reference, incorporated herein.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is included:

         A.       Stock Purchase Agreement dated January 24, 2000.


         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2001
                                   TRSG Corporation,
                                   A Delaware Corporation


                                   By:    \s\ Rick Bailey
                                      ------------------------------------------
                                   Name:    Rick Bailey
                                   Title:   President

                                    Exhibit A


                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into this 24th day of January, 2001 (the "Effective Date"), by and between TRSG Corporation, a Nevada corporation ("TRS") and Prominent Management Limited, a British Virgin Islands corporation ("Prominent").

WHEREAS, Prominent desires to purchase Five Million (5,000,000) shares of restricted common stock of TRS, (the "TRS Shares") from TRS; and,

WHEREAS, TRS agrees to deliver the TRS Shares for the Consideration (as defined below) to be paid by Prominent, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I .     Purchase and Sale

        On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, Prominent hereby agrees to purchase the TRS Shares at forty percent (40%) of the daily market quotation, one eighth (1/8) discount of the bid, as listed on the NASDAQ Electronic Bulletin Board ( the "Consideration."). The Consideration is payable in up to fifty (50) tranches for 200,000 TRS Shares.

Prominent will be allowed to purchase and TRS expressly agrees to sell Prominent TRS Shares which Prominent can prove it contracted to purchase at the time TRS terminates this Agreement.

2.       Escrow of Consideration and Closing

         A. Escrow. The parties agree to select a mutually agreeable third party to act as escrowholder ("Escrowholder") to hold and deliver the TRS Shares and the Consideration, together with any and all other documents reasonably requested by Escrowholder, to assist Prominent and TRS in effecting the transaction contemplated herein.

         B. Closing. The closing of the purchase and sale contemplated by this Agreement (the "Closing") shall occur upon the transfer of the Consideration to TRS (the "Transfer Date"), but shall not be later than August 31, 2001. At Closing, the Escrowholder shall deliver the Consideration to TRS and the TRS Shares to Prominent, or its designee(s).

         C. Transactions and Document Exchange at Closing. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously:

                (1) By Prominent. Prominent will deliver, or cause to be delivered, to TRS:

                       (i)    The Consideration;

                       (ii) The opinion of Prominent's counsel as set forth herein;

                       (iii) Such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by TRS in furtherance of the intent of this Agreement;

                  (2) By TRS. TRS will deliver, or cause the following to be delivered to Prominent:

                         (i)    The TRS Shares;

                         (ii)   The opinion of TRS counsel as set forth herein;

                         (iii)  Such  other   documents,   instruments,
                                and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by Prominent in furtherance of the intent of this Agreement.

         D. Post-Closing Documents. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the TRS Shares, as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

3 . Private Offering

         A. Private Offering. Prominent and TRS understand each that the sale and exchange of securities contemplated herein constitutes a private, arms-length transaction between a willing seller and a willing buyer without the use or reliance upon a broker, distribution or securities underwriter.

         B. Purchase for Investment. Neither Prominent nor TRS are underwriters of, or dealers in the securities to be sold and exchanged hereunder.

         C. Investment Risk. Because of their financial position and other factors, the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties shall execute and deliver at Closing an investment letter in substance similar to the letter attached as Exhibit A (the "Investment Letter").

         D. Access to Information. Prominent and TRS and their advisors have been afforded the opportunity to discuss the transaction with legal and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein.


4.      Representations and Warranties of Prominent

         Prominent hereby covenants with and represents and warrants to TRS that:

         A. Organization. Prominent is a corporation validly existing and in goo d standing under the laws of British Virgin Islands, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of Prominent. This Agreement has been duly executed and delivered by Prominent and constitutes a binding, and enforceable obligation of Prominent;

         B. Third Party Consent. No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Prominent in connection with the execution, delivery, or performance of this Agreement or the transfer of the securities, or if required Prominent have or will obtain the same prior to Closing;

         C. Litigation. Prominent is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state or federal government, including but not limited to the United States, or any department, board, body or agency thereof;

         D. Authority. This Agreement has been duly executed by Prominent, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Prominent is a party or to which the Consideration is subject.

5.      Conditions Precedent to TRS Closing

        All obligations of TRS under this Agreement, and as an inducement to TRS to enter into this Agreement, are subject to Prominent's covenants and agreement to each of the following:

         A. Acceptance of Documents. All instruments and documents delivered to TRS pursuant to this Agreement or reasonably requested by TRS to verify the representations and warranties of prominent herein, shall be satisfactory to TRS and its legal counsel.

         B. Representations and Warranties. The representations and warranties by Prominent set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

         C. No Breach or Default. Prominent shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         D. Opinion of Counsel. Prominent shall have delivered to TRS, if requested, an opinion of counsel dated the date of Closing to the effect that:

                  (i) Prominent is duly organized, validly existing, and in good standing under the laws of the British Virgin Islands, and has the corporate power to enter into agreements in the jurisdictions in which it conducts business.

                  (ii) All corporate action, stockholder and/or director approval has been properly obtained and completed by Prominent, to the extent, if any, that they are necessary.

6.      Termination

        This Agreement may be terminated at anytime prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by December 31, 2000.

7.      Miscellaneous

        A. Authority. The officers of Prominent and TRS executing this Agreement are duly authorized to do so and each party has taken all action required by law or otherwise to properly and legally execute this Agreement.

        B. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

               To Prominent: Prominent Management Limited
                                12 Floor
                                Ruttonjee House,
                                I I Duddell Street
                                Central Hong Kong
                                Telephone:  (662) 627-9383
                                Facsimile:  (662) 255-5404



               To TRS:              The Right Solutions Gateway, Inc.


                                    Telephone:
                                    Facsimile:

               or to any other  address  which may  hereafter be  designated  by either party by notice given in such manner. All notices shall be deemed to have been given as of the date of receipt.

        C. Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

        D. Severability. If a court of competent jurisdiction determines that'any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

        E. Assignment. None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators and successors.

        F. Applicable Law. This Agreement has been negotiated and is being contracted for in the United States, County of Clark, Nevada, it shall be governed by the laws of the United States, County of Clark, Nevada notwithstanding any conflict-of-law provision to the contrary.

        G. Attorney's Fees. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

        H. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.

        I. Counterparts. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

        J. Further Assurances. At any time, and from time to time after the Closing, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Consideration and TRS Shares to be transferred hereunder, or otherwise to carry out the intent and purposes of this Agreement.

        K. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to Closing, this Agreement may be amended by a writing signed by all parties hereto.

        L. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

        M. Facsimile. A facsimile, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

         IN WITNESS WBEREOF, the parties have executed this Agreement the day and year first written above.

Prominent Management Ltd.


By      /s/ Gary W. Zinn
Name:   Gary W. Zinn
Title:  Director

TRSG Corporation, a Delaware corporation

By:     /s/ Rick Bailey
Name:   Rick Baily
Title:  President